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                                                                    EXHIBIT 10.3

                             ARCADIA RESOURCES, INC.

                        RESTRICTED STOCK GRANT AGREEMENT

      THIS RESTRICTED STOCK GRANTAGREEMENT (the "Agreement") is made as of the effective date specified below (the "Effective Date") by and between ARCADIA RESOURCES, INC., a Nevada corporation (the "Company"), and the undersigned employee of the Company or one or more of the Company's subsidiaries (the "Holder"). The Company and Holder are sometimes referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

      A. The Company desires that Holder exert his or her utmost efforts to improve the business and increase the assets of the Company.

      B. As a matter of separate inducement and not in lieu of salary, other compensation or benefits payable for the services of Holder, the Company, contingent on and subject to the terms and conditions of this Agreement, desires to grant Holder shares of the Company's fully-paid and non-assessable common stock, $0.001 par value per share, which are restricted securities within the meaning of and subject to the holding period and other restrictions prescribed by Rule 144 promulgated by the U.S. Securities and Exchange Commission and as provided herein (the "Restricted Stock"). Shares of the Restricted Stock are individually referred to as a "Share" and collectively as the "Shares."

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants set forth below, and other good and valuable consideration, the adequacy and receipt of which are acknowledged, the Parties agree as follows:

      1. GRANT OF RESTRICTED STOCK. Subject to and contingent on satisfaction of all of the terms and conditions of this Agreement, the Company hereby grants to Holder up to that total number of Shares of the Company's Restricted Stock as are specified on the Notice of Award attached and incorporated herein by this reference, contingent on and subject to Vesting and forfeiture as specified herein and the other terms and conditions, if any, specified in the Notice of Award. Nothing in this Agreement shall confer upon Holder any right to commence or continue employment with the Company or of any of its subsidiaries, nor interfere in any way with the right of the Company or any subsidiary to terminate Holder's employment in accordance with Holder's employment agreement.

      2. VESTING. Shares of the Restricted Stock shall vest as described on the Notice of Award. All shares of the Restricted Stock which have not Vested and have not been issued to Employee are "Non-Vested Shares." Employee shall have no rights as a shareholder or otherwise in Non-Vested Shares of the Restricted Stock and any purported attempt by Employee to transfer any interest in Non-Vested Shares of the Restricted Stock shall be null and void and not binding on the Company. All shares of the Restricted Stock which are Vested shall be

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deemed issued in advance, not in arrears, and upon any termination of employment, whether by Employer or Employee, whether for cause or without cause, all Non-Vested Shares of the Restricted Stock shall be automatically forfeited and shall be null and void.

      3. ISSUANCE OF RESTRICTED SHARES. The issuance to the Holder of Shares of the Restricted Stock, to the extent Vested, shall be conditioned and contingent on the satisfaction of all of the terms and conditions of this Agreement, including but not limited to each of the following:

            3.1. Holder shall have been in compliance with, and shall not have breached, the terms of Holder's employment agreement with the Company or its subsidiary, including confidentiality and covenant not to compete provisions.

            3.2. Holder shall be in compliance with the Company's policies on insider trading and policies relating to the purchase and sale of Company securities by Company employees, to the extent applicable.

            3.3. The issuance of the Shares to Holder shall have been registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or counsel to the Company shall have given an opinion that the issuance of the Shares qualify for an exemption from registration under the Act and applicable state law.

            3.4. The issuance shall not result in the issuance to Holder of more than that total aggregate number of Shares of Restricted Stock specified in the Notice of Award.

            3.5. Holder shall agree to and execute such representations, warranties, covenants and other documents as the Company may then require.

      4. TAX OBLIGATIONS AND WITHHOLDINGS. Holder shall be responsible for all tax obligations arising from the grant and each issuance of the Restricted Stock. Holder agrees to cooperate with the Company as it deems necessary for the withholding of taxes by the Company required by law or regulation in connection with a grant of Restricted Stock. If Holder does not make the required withholding payment at the time of exercise, the Company, in its discretion, may decline to permit the grant or it may elect to take such steps as it may deem necessary or appropriate for the withholding of any taxes including, but not limited to, withholding the amount due from Holder's compensation.

      5. NONTRANSFERABILITY. This Agreement and Non-Vested Shares shall not be transferred, pledged, assigned, hypothecated or disposed of in any manner, including by will or the laws of descent and distribution and by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, including the levy of any execution, attachment, or similar process, shall be null and void and not binding on the Company.

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      6. CHANGES IN CAPITAL STRUCTURE.

            6.1. In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company's business structure or sale or transfer of all or any part of the Company's business or assets (referred to as a "Capital Adjustment"), the number of Non-Vested Shares of Restricted Stock subject to this Agreement shall be adjusted by the Company consistent with such Capital Adjustment. No such adjustment shall be made with respect to (i) stock dividends or stock splits which do not exceed five percent (5%) in any fiscal year, (ii) cash dividends, or (iii) the issuance to shareholders of the Company or others of rights to subscribe for additional Shares of Common Stock or other securities.

            6.2. In the event of the proposed dissolution or liquidation of the Company, or, except as provided in Section 6.4 below, the sale of substantially all the assets of the Company for other than stock/and or securities, the grant and all Non-Vested Shares of Restricted Stock shall automatically terminate, unless otherwise provided by the Company's Board of Directors.

            6.3. Any adjustment in the number of Restricted Shares of Common Stock shall apply proportionately to only the number of Non-Vested Shares of Restricted Stock. If fractions of a Share of Restricted Stock would result from any such adjustment, the adjustment shall be revised to the next lowest whole number of Shares, so that no fraction of a Share shall be issued.

            6.4. If the grant and all Non-Vested Shares are not terminated pursuant to Section 6.2, above, the Non-Vested Shares may, at the discretion of the Board of Directors of the Company and the other corporation, be exchanged for restricted capital stock of another corporation which the Company and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by or separated or reorganized into. The terms, provisions and benefits to Holder of such substitute securities shall in all respects be identical to the terms, provisions and benefits of Holder under this Agreement prior to such substitution.

      7. NON-REGISTRATION OF ISSUANCE OF VESTED SHARES TO HOLDER. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, or any state law a transaction by which the grants Restricted Stock to Holder or the Company issues Vested Shares to Holder, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

      8. NON-REGISTRATION OF RESALE OF SHARES BY HOLDER. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, Holder's resale of any Vested Shares of Restricted Stock, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                                  Page 3 of 8
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      9. REPRESENTATIONS BY HOLDER. Holder acknowledges, covenants, represents and warrants to Company, as of the Effective Date and on a continuing basis thereafter, including as of the date of each issuance of Vested Shares, each of the following:

            9.1. All Shares issuable hereunder shall be acquired for investment purposes only, for Holder's own account, and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Holder does not have any agreement or understanding, directly or indirectly, with the Company or any other person to distribute or resell any of the Shares.

            9.2. The Company has granted the Shares without the payment or exchange of consideration or value by Holder, other than Holder's agreement to the terms and conditions of this Agreement and Holder's employment agreement with the Company or its subsidiary, including confidentiality and covenant not to compete provisions.

            9.3. Holder has not acquired the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            9.4. Holder is (i) an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated by the U.S. Securities and Exchange Commission (the "Commission") or (ii) if not an "accredited investor," either alone or with its purchaser representative(s), has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Shares and acknowledges that the Company reasonably believes that Holder comes within this description.

            9.5. Holder understands that Holder is obligated to comply with all tax obligations applicable to Holder relative to the Restricted Stock and that Holder may not be permitted by the terms of this Agreement or applicable law to sell Shares of the Restricted Stock in order to satisfy such tax obligations.

            9.6. Holder and/or its purchaser representative(s), if any, have obtained or have been furnished and are familiar with all publicly available financial, operational, business and other data, statements, information and materials relating to the business, finances, prospects and operations of the Company and such other publicly available materials as have been requested from the Company.

            9.7. Holder agrees and acknowledges that the issuance of Vested Shares to Holder and Holder's ability to sell Vested Shares is conditioned and contingent on registration under the Securities Act of 1933, as amended, and under any applicable state securities laws, or the furnishing by counsel to the Company of an opinion that such transaction(s) qualify for an exemption from registration. In the event that Shares are issued to Holder on the basis of an exemption from registration, the Shares shall be deemed restricted stock within the meaning of Rule 144 promulgated by the Commission, in which event the Shares cannot be publicly resold by Holder unless the Company registers the

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      resale transaction or an exemption from registration is available under federal and state law. Unless otherwise provided in this Agreement, the Company shall have no obligation to undertake any such registration. Holder's right or ability to sell, transfer, pledge or otherwise dispose of the Shares is severely limited by applicable federal and state securities laws. Holder understands that in the absence of an effective registration statement covering the Shares, any public resale may be made only in compliance with Rule 144 promulgated by the Commission which, among other requirements, shall require Holder to comply with the volume limitation, manner of sale and minimal one-year holding period. Holder agrees to sell, transfer or otherwise dispose of the Shares only in compliance with applicable state and federal securities laws.

      10. ISSUANCE OF SHARE CERTIFICATES. The Company shall not be required to issue or deliver any certificate evidencing Non-Vested Shares. The Company shall not be required to issue or deliver any certificate for Vested Shares issuable hereunder unless (a) the issuance of such shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Company shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereover, and (c), if applicable, permission for the listing of such Shares shall have been given by any national securities exchange on which the Common Stock of the Company is at the time listed. The Company may place a "stop transfer" order with its transfer agent and place a restrictive legend on any stock certificate evidencing Vested Shares. Holder agrees to the imprinting, so long as the Company determines is required under applicable federal and state securities laws, of a legend on any stock certificate evidencing Vested Shares in substantially the following form or such other form as the Company shall require:

      THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE LAW. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED.

Holder agrees that any removal of the restrictive legend from certificates representing Vested Shares, which removal shall first be authorized by the Company, is predicated on the Company's reliance on, and Holder's agreement, that it will not sell any Shares except pursuant to either the registration requirements of the Act or an exemption therefrom. If required by the Company, Holder shall pay the Company's reasonable expenses in connection a request to remove such legend.

11. NO SHAREHOLDER RIGHTS. Holder shall have no rights as a shareholder relative to any Non-Vested Shares.

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      12. Governing Law and Arbitration. This Agreement and all disputes related to this Agreement or the Restricted Stock shall be governed by and construed in accordance with the laws of the State of Florida, notwithstanding the fact that either party hereto is or may hereafter become domiciled or located in a different state. Any dispute, controversy or claim arising out of or relating to this to this Agreement or the Restricted Stock shall be resolved at arbitration in accordance with the rules of the American Arbitration Association, except for any equitable or injunctive relief sought by the Company. The arbitration shall be held at a location within Collier County, Florida. The parties hereto agree that any arbitration award rendered on any claim submitted to arbitration shall be final and binding upon the parties and not subject to appeal and that judgment may be entered upon any arbitration award by any court of competent jurisdiction. The parties hereto agree that the expenses of any arbitration shall be borne equally by the parties to the proceeding, except that the party determined to have prevailed shall be awarded its reasonable attorneys fees and costs of its own experts, evidence and the like. Holder acknowledges and agrees that by making this agreement to submit all claims to binding arbitration, Holder hereby waives the right to litigate in a court of law, and to trial by jury if applicable.

      13. BINDING EFFECT AND WAIVER OF BREACH. Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. The waiver of breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Each and every right, remedy and power hereby granted to any Party or allowed it by law shall be cumulative and not exclusive of any other.

      14. Severability. If any of the provisions of this Agreement or the application thereof to any Party under any circumstances is adjudicated to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement or the application thereof.

      15. Interpretation of Agreement. Where appropriate in this Agreement, words used in the singular shall include the plural, and words used in the masculine shall include the feminine and neuter. All headings that are used in this Agreement are for the convenience of the reader only and shall not be used to limit or construe any of the provisions hereof.

      16. Survival of Provisions. The representations, warranties, covenants, obligations and undertakings of Holder under this Agreement are continuing and shall survive performance hereunder.

      17. Amendment of Agreement. The terms and provisions of this Agreement may be altered or amended in any of their provisions only by the mutual written agreement of the Parties hereto.

      18. Successors. The Agreement shall inure to the benefit of the Company and its successors and assigns, but may not be assigned or delegated by Holder.

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      19. Advice of Counsel. Holder is entering into this contract freely and voluntarily and has been advised to seek the advice of her legal counsel prior to entering into this Agreement.

      20. Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other previous or contemporaneous communications, representations, understandings, agreements, negotiations and discussions, either oral or written, between the Parties with respect to the subject matter hereof, including Holder's employment agreement with the Company to the extent, if any, that it purports to contradict or vary the terms of this Agreement. The Parties acknowledge and agree that there are no written or oral agreements, understandings, or representations, directly or indirectly related to this Agreement that are not set forth herein.

      21. Counterpart/Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement. For purposes of this Agreement, a facsimile or PDF signature shall be valid and enforceable as an original.

      22. Incorporation of Recitals. The Recitals set forth above are incorporated herein by reference.

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

                                    ARCADIA RESOURCES, INC.,
                                    a Nevada corporation

                                    By:  /s/ John E. Elliott, II
                                         ---------------------------------------

                                    Its:  Chairman and CEO

December 7, 2005

                                    ACCEPTED AND AGREED TO BY HOLDER:

                                    /s/ James E. Haifley
                                    --------------------------------------------

December 7, 2005

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                                NOTICE OF AWARD

NAME OF HOLDER:  James E. Haifley.

EFFECTIVE DATE OF AGREEMENT/GRANT OF AWARD:  December 7, 2005.

AGGREGATE NUMBER OF SHARES OF RESTRICTED STOCK SUBJECT TO AWARD: Up to 150,000 Shares.

VESTING: Shares of the Restricted Stock shall "Vest" as follows: (a) upon the Effective Date of this Agreement, the Company shall issue Holder 9,375 shares of the Restricted Stock, which shares shall be fully Vested as of such grant date; and (b) on the first day of each fiscal quarter beginning after the Effective Date of this Agreement, the Company shall issue Holder 9,375 shares of the Restricted Stock, which shares shall be fully Vested as of such grant date, provided that Holder has been continuously employed by the Company through and as of such grant date.

OTHER: The Grant/Award is subject to the terms and conditions of the Restricted Stock Grant Agreement and Holder's employment agreement with the Company, including but not limited to the covenant not to compete and confidentiality provisions thereof.

                                          ARCADIA RESOURCES, INC.,

                                          a Nevada corporation

                                          By:  /s/ John E. Elliott, II
                                               ---------------------------------

Dated:  December 7, 2005                  Its:  Chairman and CEO

                                          ACCEPTED AND AGREED TO BY HOLDER:

                                          /s/ James E. Haifley
                                          --------------------------------------

Dated:  December 7, 2005

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